Annual Report

August 31, 1998


INVESCO
Income Funds



High Yield Fund

Select Income Fund

U.S. Government
Securities Fund

Short-Term Bond Fund











INVESCO


You should know
what INVESCO knows.(TM)

Market Overview                                                   September 1998
What a difference a year makes. In the summer of 1997, market pundits were concerned that the Federal Reserve Board would have to raise interest rates to cool an overheating economy. Now, speculation has intensified that the Fed will continue to lower interest rates to address worldwide liquidity problems and keep the U.S. economy growing in the face of a global slowdown brought about by the emerging market currency crisis. But what has really changed in the last 12 months?
           Market psychology for equities has deteriorated. After more than seven years of a bull market producing strong returns with limited volatility, equity markets experienced two painful corrections in the last 12 months. In fact, August 1998 was the worst month for equities since October 1987, as many equity indexes experienced declines over 15%.
           Corporate earnings have slowed in 1998, as the strong dollar and slower global growth have made it difficult for many U.S. companies to sell their products overseas. In addition, intense global competition has kept prices in check -- making it difficult for companies to enhance earnings by increasing prices.
           Inflation appears to be comatose. Although real wages are starting to increase, declining commodity prices and a flood of cheaper products from the world's emerging markets have decreased consumer prices and reduced the threat of inflation.
           Interest rates have declined significantly. The implied yield on a 30-year U.S. government bond reached 7.17% in April 1997, and the economy appeared on the verge of overheating. But, as the Asian currency crisis intensified, a flight to quality occurred in the fixed-income market in the fall of 1997, and the yield on the 30-year bond dropped to 5.97% by year-end. As the global currency turmoil continued in 1998, the yield on the 30-year bond decreased and ended September at 4.95%. Interest rates are presently at levels not seen in the last three decades.
         The next six to 12 months may be difficult for equity investors. Although the economy still appears to be in good shape fundamentally, the emerging market turmoil has spread from Asia to Russia and is attempting to infect Latin America -- which is a large trade partner of the U.S. Investors should be prepared for continued volatility for the rest of 1998. However, once the turmoil passes, it could create enormous opportunities for U.S. companies to increase their global presence.
         For fixed-income investors, global currency problems will continue to exert deflationary pressures on the U.S. economy, increasing the potential for lower interest rates. With inflation hibernating, the risks associated with owning fixed-income securities have decreased -- especially for high quality obligations.
         If you're an investor concerned about the recent volatility in the equity markets, it may be an appropriate time to re-evaluate your financial goals and increase your exposure to bonds. History has shown that bond and equity markets do not always move in sync, and fixed-income securities may help temper the overall day-to-day volatility of your portfolio.

INVESCO Income Funds, Inc.
         The line graphs on the following pages illustrate the value of a $10,000 investment in each of the INVESCO Income Funds, plus reinvested dividends and capital gain distributions, for the 10 years ended 8/31/98 (or for Short-Term Bond Fund, from inception through 8/31/98). The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.(2)


High Yield Fund
         For the one-year period ended 8/31/98, INVESCO High Yield Fund had a total return of 4.44%, compared to 4.87% for the Merrill Lynch High Yield Master Index. However, the fund outperformed its peers for the same time period, beating the average fund return of 1.26% for the Lipper High Current Yield objective. (Lipper Analytical Services, Inc., is an independent mutual fund analyst, which tracks total return unadjusted for commissions. Of course, past performance is not a guarantee of future results.)(1),(2)

Review & Outlook
A discussion with Portfolio Manager and Director of Fixed-Income Investments Jerry Paul.
What has changed in the high yield market in the last 12 months?
         The global currency crisis has increased fears that the U.S. economy may slow and slip into a recession in 1999. This has negatively influenced high yield securities, as these companies depend on a robust economy to fuel future growth. In addition, in August 1998 high yield securities experienced their worst month in eight years.

                            High Yield Fund
                     Average Annual Total Return
                           As of 8/31/98(2)

              1 Year                             4.44%
              ----------------------------------------
              5 Years                            9.12%
              ----------------------------------------
              10 Years                           9.41%
              ----------------------------------------

Graph:
         This line graph represents a comparison of the value of a $10,000 investment in the INVESCO High Yield Fund to the value of a $10,000 investment in the Merrill Lynch High Yield Master Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 8/31/98.

         Although default rates on high yield issues have recently increased, they still remain below historical averages. We maintain our belief that the U.S. economy, although slowing, remains fundamentally sound. Presently, the continued flight to quality towards Treasuries has left high yield securities very attractively priced compared to historical measures.
Have you made any changes in High Yield Fund's portfolio in the last 12 months?
         We have made only minor changes in the portfolio. For instance, we reduced the fund's exposure to the cable TV industry while increasing our presence in the energy sector. Also, our thematic approach continues to identify investment opportunities in the communications and radio/broadcasting industries.
What industries have produced the strongest returns?
         The telecommunications sector continues to produce strong returns for the fund. Both competitive local exchange providers (CLECs) and rural service providers are improving fundamentally, and industry consolidation is enhancing potential returns. Although many of these companies have experienced some recent volatility, we believe their long-term potential is great.
         In addition, Iowa farmers don't pay their phone bills in Russian rubles -- which is important to remember in a time of global currency problems.
What's your outlook for high yield securities?
         This market recently experienced a re-pricing of both credit risk and the premiums that investors are willing to pay for less-liquid obligations. The re-pricing of credit risk is not likely to be quickly recovered and will probably exist until the extent and depth of the economic slowdown becomes clearer. Although we believe that we have approached the bottom, things could get worse in this market if the economy moves into a recession.
         We feel that the Federal Reserve Board may decrease interest rates to stimulate economic growth and address ongoing worldwide liquidity problems. If the economy avoids a recession and stays strong, high yield securities may have significant upside potential.

Select Income Fund
         INVESCO Select Income Fund received the prestigious five-star rating for risk-adjusted performance by Morningstar, for the three-year, five-year, and 10-year periods ended 8/31/98, among 1,484, 912, and 344 taxable bond funds, respectively. (Of course, past performance is not guarantee of future results.)(3)

         For the one-year period ended 8/31/98, INVESCO Select Income Fund achieved a total return of 9.58%, compared to a total return of 11.43% for the Lehman Government/Corporate Bond Index.(1),(2)

Review & Outlook
A discussion with Portfolio Manager and Director of Fixed-Income Investments Jerry Paul.
Has the market  environment  changed in the last 12 months for Select Income
Fund?
         As international currency problems intensified over the last year, high-quality obligations experienced significant returns, especially Treasury securities. This flight to quality has left corporate investment grade securities seriously undervalued for the first time in six to seven years. In addition, high yield securities significantly underperformed many other fixed-income obligations during this time period.

                           Select Income Fund
                       Average Annual Total Return
                            As of 8/31/98(2)

           1 Year                                       9.58%
           --------------------------------------------------
           5 Years                                      8.22%
           --------------------------------------------------
           10 Years                                     9.49%
           --------------------------------------------------

Graph:
         This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Select Income Fund to the value of a $10,000 investment in the Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 8/31/98.


In this environment, what changes did you make to the portfolio?
         Our value-oriented investment style, which focuses on the identification of mispriced fixed-income securities, identified corporate investment grade securities as attractive investments, and we increased the fund's allocation to these obligations. Further, we reduced the fund's exposure to mortgage-backed securities throughout the year as lower interest rates increased the risk of mortgage prepayments and made these instruments unattractive. We continue to be heavily invested in the electric utility industry, and have maintained our exposure to high yield securities.
What fixed-income securities have produced the strongest returns for the fund?
         Our "stranded cost" theme of the electric utilities sector continues to deliver strong performance for the fund as developments within the electric utility deregulation environment continue to validate our large allocation to this sector. The electric utilities industry is in a state of dynamic transition as the industry moves towards deregulation and increased competition, ultimately benefiting low-cost providers. But deregulation has also created a problem, because many electric utilities built power plants on the premise of restricted competition and regulated prices set forth by the government. State legislatures are now addressing this issue, allowing many utilities to securitize their stranded costs. This may permit some companies to generate substantial cash flows, which may reduce their debt levels and possibly improve their credit ratings. We have skewed investments towards those states that are the furthest along in the deregulation process -- California, New York, and Pennsylvania.
         In addition, electric utilities are not dependent on the direction of the economy, which makes these investments somewhat insensitive toward economic cycles. We believe that this theme is only in its infancy stages, and could prove rewarding for the portfolio for years to come.
Have  you  had any disappointments in the last year?
         The fund's exposure to high yield securities has somewhat hindered performance, but we remain confident in their long-term potential. Currently, we have approximately 35% of the portfolio exposed to these securities.
What's your outlook for this area of the fixed-income market?

         We have lowered our expectations on the 30-year Treasury yield to a range of 5% to 6% for the rest of 1998. We are optimistic on the long-term outlook for bonds, and continue to believe that the yield on the 30-year Treasury will approach and perhaps decline below 5% within the next year. The recent flight to quality in the fixed-income market has created value opportunities in many obligations and we plan to exploit these opportunities accordingly.

U.S. Government Securities Fund
         For the one-year period ended 8/31/98, INVESCO U.S. Government Securities Fund had a total return of 14.75%, compared to a total return of 20.84% for the Lehman Long Government Bond Index. However, the fund outperformed its peers for the same time period, beating the average fund return of 10.72% for the Lipper General U.S. Government objective. (Lipper Analytical Services, Inc., is an independent mutual fund analyst, which tracks total return unadjusted for commissions. Of course, past performance is not a guarantee of future results.)(1),(2)

                    U.S. Government Securities Fund
                      Average Annual Total Return
                           As of 8/31/98(2)

              1 Year                                 14.75%
              ---------------------------------------------
              5 Years                                 6.27%
              ---------------------------------------------
              10 Years                                8.65%
              ---------------------------------------------

Graph:
         This line graph represents a comparison of the value of a $10,000 investment in the INVESCO U.S. Government Securities Fund to the value of a $10,000 investment in the Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 8/31/98.

Review & Outlook
An interview with Portfolio  Manager Dick Hinderlie.
What has changed in the last 12 months?
         In the latter half of 1997, declining interest rates created a flatter yield curve, and we increased the U.S. Government Securities Fund's position in mortgage-backed securities. However, as the currency crisis spread outside the Asian/Pacific Rim region, we decreased the fund's exposure to mortgage-backed securities and increased the fund's allocation to Treasuries. During the last six months, we have also been very responsive to changes in the market, adjusting the portfolio mix depending on the environment.
         In addition, the duration of the fund is actively managed with 7.5 years designated as its neutral target. This approximates a 10-plus year Treasury note investment position, which is much shorter than our comparative index. As the threat of inflation diminished during the last year, we increased the fund's duration. (Duration is the weighted average term-to-maturity of security's cash flows, generally used to measure the price volatility of a bond.)
Is the flat yield curve a problem?
         The flat to inverted yield curve is a problem for some financial institutions, such as banks. However, I believe the flattening creates a greater risk for fixed-income investors in the short-end of the yield curve than those with longer maturities.
What's your outlook going forward?
         We are presently in a very difficult economic environment, and we plan to actively manage both the duration and allocation decisions on the fund depending on changes in this environment. The two major problems that we will continue to be monitoring will be:
           Global capital and currency problems
           The political leadership problems

         If the emerging markets currency crisis spreads to Latin America, then the chances for a recession in the U.S. economy in 1999 increase. This could cause investors to favor Treasuries versus AAA corporate bonds, and would probably drive interest rates on Treasuries even lower.
         Historically, as political uncertainty increases, the fixed-income market exhibits increased sensitivity. Monitoring the issue of political leadership and public confidence has become more critical to our potential prosperity -- requiring more frequent portfolio adjustments.

         Either way, the prospects for low interest rates remain good, and we believe the U.S. government fixed-income securities sector remains attractive in the present environment.

Short-Term Bond Fund
         For the one-year period ended 8/31/98, INVESCO Short-Term Bond Fund had a total return of 6.76%, compared to a total return of 7.23% for the Lehman 1-3 Year Government/Corporate Bond Index.(1),(2)

Review & Outlook
An interview with Portfolio Manager Dick Hinderlie
What has changed in Short-Term Bond Fund's portfolio in the last 12 months?
         The fund targets a very specific maturity segment of the fixed-income market. Because of this narrow focus, this fund's investments are more sensitive to allocation decisions then to perceptions of interest rate trends.
         During the last 12 months, we have had an average portfolio maturity between two and three years. We continue to favor seasoned mortgage-backed securities in this environment, as short duration mortgage-backed securities have limited repayment risk associated with them. In contrast, longer duration mortgage-backed securities have substantial prepayment risk in a declining interest rate environment. In addition, the fund's limited exposure to high yield securities has somewhat hindered fund performance during the last six months.


                         Short-Term Bond Fund
                      Average Annual Total Return
                            as of 8/31/98(2)

            1 Year                                      6.76%
            -------------------------------------------------
            Since Inception (10/93)                     5.02%
            -------------------------------------------------

Graph:
         This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Short-Term Bond Fund to the value of a $10,000 investment in the Lehman 1-3 Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 8/31/98.

Fund Management
         Senior Vice President and Director of Fixed-Income Investments Donovan "Jerry" Paul: manager, Select Income Fund and High Yield Fund; co-manager, Short-Term Bond Fund. Jerry began his investment career in 1976. Before joining INVESCO, he worked for Stein, Roe & Farnham Inc., as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant.
         Vice President Richard R. Hinderlie:  manager, U.S. Government
Securities  Fund;   co-manager,   Short-Term  Bond  Fund.  Dick  began  his
investment career in 1973, and has extensive experience in fixed-income analysis and portfolio management. He received his MBA from Arizona State University and BA in economics from Pacific Lutheran University.

--------------------------------------------------------------------------------

(1) The Lehman Government/Corporate Bond Index, Lehman 1-3 Year Government/Corporate Bond Index, Lehman Long Government Bond Index, and Merrill Lynch High Yield Master Index are unmanaged indexes of securities considered to be representative of the overall domestic fixed-income, shorter-term bond, high yield bond, and longer-term bond markets, respectively.

(2) Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investors shares may be worth more or less than when purchased.

(3) Morningstar proprietary rankings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated for the fund's three-, five-, and 10-year average annual returns (based on available track records) in excess of 90 day Treasury bill returns. The top 10% of funds in an investment category receive 5 stars; the next 22.5%, 4 stars; and the next 35%, 3 stars.


Statement of Investment Securities
August 31, 1998
----------------------------------------------------------------------------------------------------------------------------
                                                                                             Shares, Units
                                                                                             or Principal
%      Description                                                                              Amount               Value
----------------------------------------------------------------------------------------------------------------------------
High Yield Fund
94.10  FIXED INCOME SECURITIES
94.10  Corporate Bonds
0.75   AIR FREIGHT
       TBS Shipping International Ltd, 1st Pfd Ship Mortgage Notes(a), 10.000%, 5/1/2005    $  5,750,000       $   4,715,000
----------------------------------------------------------------------------------------------------------------------------
1.20   BIOTECHNOLOGY
       Packard BioScience, Sr Sub Notes, Series B,  9.375%, 3/1/2007                        $  8,100,000           7,533,000
----------------------------------------------------------------------------------------------------------------------------
       American Radio Systems, Gtd Sr Sub Notes, 9.000%, 2/1/2006                           $    810,000             850,500
       Brill Media LLC/Brill Media Management
        Appreciation Notes (Exp 2007)                                                       $    107,143               1,071
        Gtd Sr Step-Up Notes, Series B, 7.500%(b), 12/15/2007                               $  3,750,000           3,300,000
       Capstar Broadcasting Partners, Sr Sub Notes, 9.250%, 7/1/2007                        $  3,000,000           3,000,000
       EchoStar Communications, Gtd Sr Secured Discount Step-Up Notes, Zero Coupon(b)
        6/1/2004                                                                            $  6,750,000           6,480,000
       JCAC Inc, Gtd Sr Sub Notes, 10.125%, 6/15/2006                                       $  5,500,000           5,802,500
       Telemundo Holdings, Sr Discount Step-Up Notes(a), Zero Coupon(b), 8/15/2008          $  5,000,000           2,675,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  22,109,071
1.76   CABLE
       NTL Inc, Sr Deferred Coupon Step-Up Notes, Series A, Zero Coupon(b), 4/15/2005       $ 13,150,000          11,046,000
----------------------------------------------------------------------------------------------------------------------------
2.07   CHEMICALS
       Borden Inc, Deb, 7.875%, 2/15/2023                                                   $  1,750,000           1,664,908
       LaRoche Industries, Sr Sub Notes, Series B, 9.500%, 9/15/2007                        $  1,250,000           1,075,000
       Terra Industries, Sr Notes, Series B, 10.500%, 6/15/2005                             $  9,875,000          10,245,313
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  12,985,221
1.01   COMPUTER RELATED
       Verio Inc, Sr Notes(a), 13.500%, 6/15/2004                                           $  2,850,000           3,135,000
       WAM!NET, Sr Discount Step-Up Notes(a), Zero Coupon(b), 3/1/2005                      $  5,700,000           3,192,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   6,327,000
0.76   ELECTRIC UTILITIES
       Western Massachusetts Electric, 1st Mortgage, Series V, 7.750%, 12/1/2002            $  4,750,000           4,795,823
----------------------------------------------------------------------------------------------------------------------------
0.63   ELECTRICAL EQUIPMENT
       Alpine Group, Gtd Sr Secured Notes, Series B, 12.250%, 7/15/2003                     $  3,800,000           3,980,500
----------------------------------------------------------------------------------------------------------------------------
0.84   ENGINEERING & CONSTRUCTION
       Ryland Group, Sr Sub Notes, 8.250%, 4/1/2008                                         $  5,750,000           5,290,000
----------------------------------------------------------------------------------------------------------------------------
0.55   ENTERTAINMENT
       Production Resource Group LLC/Program Finance, Sr Sub Notes, 11.500%, 1/15/2008      $  3,750,000           3,468,750
----------------------------------------------------------------------------------------------------------------------------
0.72   FOODS
       Favorite Brands International, Sr Notes(a), 10.750%, 5/15/2006                       $  4,250,000           3,102,500
       Grupo Azucarero Mexico SA de CV, Sr Notes(a), 11.500%, 1/15/2005                     $  2,800,000           1,400,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   4,502,500
5.78   GAMING
       Circus Circus Enterprises, Sr Sub Notes, 6.750%, 7/15/2003                           $  4,750,000           4,560,294








----------------------------------------------------------------------------------------------------------------------------
                                                                                             Shares, Units
                                                                                             or Principal
%      Description                                                                               Amount              Value
----------------------------------------------------------------------------------------------------------------------------
       Grand Casinos
        Gtd 1st Mortgage, 10.125%, 12/1/2003                                                $  7,925,000       $  8,400,500
        Gtd Sr Notes, Series B, 9.000%, 10/15/2004                                          $  5,250,000          5,512,500
       Players International, Sr Notes, 10.875%, 4/15/2005                                  $  8,000,000          8,320,000
       Station Casinos, Sr Sub Notes, 9.625%, 6/1/2003                                      $  9,800,000          9,506,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 36,299,294
4.13   IRON & STEEL
       Inland Steel, 1st Mortgage, Series R, 7.900%, 1/15/2007                              $ 10,000,000          9,800,000
       Metal Management, Sr Sub Notes(a), 10.000%, 5/15/2008                                $  7,600,000          6,308,000
       National Steel, 1st Mortgage, 8.375%, 8/1/2006                                       $ 10,000,000          9,800,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 25,908,000
1.32   LEISURE TIME
       Bally Total Fitness Holdings, Sr Sub Notes, Series B, 9.875%, 10/15/2007             $  8,750,000          8,312,500
----------------------------------------------------------------------------------------------------------------------------
2.95   LODGING N HOTELS
       HMH Properties, Gtd Sr Secured Notes, Series B, 7.875%, 8/1/2008                     $  3,250,000          3,071,250
       Hilton Hotels, Sr Notes, 7.200%, 12/15/2009                                          $  9,500,000          9,502,374
       Signature Resorts, Sr Sub Notes, 9.750%, 10/1/2007                                   $  6,750,000          5,973,750
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 18,547,374
1.25   MANUFACTURING
       Home Products International, Gtd Sr Sub Notes, 9.625%, 5/15/2008                     $  8,600,000          7,826,000
----------------------------------------------------------------------------------------------------------------------------
0.96   METALS MINING
       Glencore Nickel Property Ltd, Gtd Sr Secured Notes, 9.000%, 12/1/2014                $  7,750,000          6,006,250
----------------------------------------------------------------------------------------------------------------------------
13.43  OIL & GAS RELATED
       Belco Oil & Gas, Sr Sub Notes, Series B, 8.875%, 9/15/2007                           $  7,550,000          6,266,500
       Canadian Forest Oil Ltd, Gtd Sr Sub Notes, 8.750%, 9/15/2007                         $  9,200,000          8,004,000
       Chiles Offshore LLC/Chiles Offshore Finance, Sr Notes(a), 10.000%, 5/1/2008          $  3,750,000          3,000,000
       Cliffs Drilling, Gtd Sr Notes, Series B, 10.250%, 5/15/2003                          $  5,650,000          5,989,000
       Coda Energy, Gtd Sr Sub Notes, Series B, 10.500%, 4/1/2006                           $  6,000,000          5,775,000
       Continental Resources, Sr Sub Notes(a), 10.250%, 8/1/2008                            $  4,750,000          4,227,500
       Cross Timbers Oil, Sr Sub Notes, Series B
        9.250%, 4/1/2007                                                                    $  5,250,000          4,935,000
        8.750%, 11/1/2009                                                                   $  1,000,000            900,000
       Energy Corp of America, Sr Sub Notes, Series A, 9.500%, 5/15/2007                    $  3,250,000          2,957,500
       GulfMark Offshore, Gtd Sr Notes, 8.750%, 6/1/2008                                    $  5,250,000          4,567,500
       HS Resources, Gtd Sr Sub Notes, 9.250%, 11/15/2006                                   $  3,000,000          2,730,000
       Houston Exploration, Sr Sub Notes, Series B, 8.625%, 1/1/2008                        $  5,750,000          5,232,500
       KCS Energy, Gtd Sr Sub Notes, 8.875%, 1/15/2008                                      $  6,650,000          5,436,375
       Northern Offshore ASA, Gtd Sr Notes(a), 10.000%, 5/15/2005                           $  9,500,000          7,908,750
       Nuevo Energy, Sr Sub Notes(a), 8.875%, 6/1/2008                                      $  1,800,000          1,638,000
       Ocean Energy , Sr Sub Notes(a), 8.375%, 7/1/2008                                     $  7,000,000          6,160,000
       Petsec Energy, Sr Sub Notes, Series B, 9.500%, 6/15/2007                             $  4,750,000          4,465,000
       Stone Energy, Gtd Sr Sub Notes, 8.750%, 9/15/2007                                    $  4,750,000          4,132,500
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 84,325,125
1.57   PAPER & FOREST PRODUCTS
       Ainsworth Lumber Ltd, Sr Secured Notes(d), 12.500%, 7/15/2007                        $  4,300,000          4,343,000
       Doman Industries Ltd, Sr Notes, Series B, 9.250%, 11/15/2007                         $  7,150,000          5,505,500
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  9,848,500





----------------------------------------------------------------------------------------------------------------------------
                                                                                            Shares, Units
                                                                                            or Principal
%      Description                                                                             Amount               Value
----------------------------------------------------------------------------------------------------------------------------
2.91   PUBLISHING
       Affiliated Newspaper Investments, Sr Discount Step-Up Notes,
       Zero Coupon(b), 7/1/2006                                                            $18,618,000       $   18,245,640
----------------------------------------------------------------------------------------------------------------------------
0.84   RETAIL
       Sonic Automotive, Sr Sub Notes(a), 11.000%, 8/1/2008                                $  5,700,000           5,301,000
----------------------------------------------------------------------------------------------------------------------------
1.06   SAVINGS & LOAN
       Western Financial Savings Bank, Sub Capital Deb, 8.875%, 8/1/2007                   $  7,500,000           6,673,785
----------------------------------------------------------------------------------------------------------------------------
4.40   SERVICES
       Heritage Media, Sr Sub Notes, 8.750%, 2/15/2006                                     $  7,045,000           7,326,800
       Loewen Group International, Gtd Sr Notes, Series 4, 8.250%, 10/15/2003              $ 11,955,000          11,399,690
       United Rentals, Sr Sub Notes(a)
        9.500%, 6/1/2008                                                                   $  5,500,000           5,362,500
        8.800%, 8/15/2008                                                                  $  3,750,000           3,525,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 27,613,990
----------------------------------------------------------------------------------------------------------------------------
0.73   SHIPPING
       Navigator Gas Transport PLC,
       1st Priority Ship Mortgage Notes(a), 10.500%, 6/30/2007                             $  4,750,000           4,607,500
----------------------------------------------------------------------------------------------------------------------------
0.63   SPECIALTY PRINTING
       MDC Communications, Sr Sub Notes, 10.500%, 12/1/2006                                $  3,900,000           3,939,000
----------------------------------------------------------------------------------------------------------------------------
9.76   TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       AMSC Acquisition, Gtd Sr Notes, Series B, 12.250%, 4/1/2008                         $  7,400,000           5,032,000
       Centennial Cellular, Sr Notes, 10.125%, 5/15/2005                                   $  9,993,000          11,741,775
       Dolphin Telecom PLC, Sr Discount Step-Up Notes(a), Zero Coupon(b), 6/1/2008         $  3,000,000           1,470,000
       Esat Holdings Ltd, Sr Deferred Step-Up Notes, Series B, Zero Coupon(b), 2/1/2007    $ 12,500,000           8,500,000
       Nextel Communications, Sr Discount Step-Up Notes, Zero Coupon(b), 8/15/2004         $  2,750,000           2,667,500
       Rogers Cantel, Sr Secured Deb, 9.375%, 6/1/2008                                     $  4,000,000           3,920,000
       Sprint Spectrum LP/Sprint Spectrum Finance, Sr Notes, 11.000%, 8/15/2006            $  5,402,000           6,077,250
       Teligent Inc
        Sr Discount Step-Up Notes, Series B, Zero Coupon(b), 3/1/2008                      $ 11,000,000           5,060,000
        Sr Notes, 11.500%, 12/1/2007                                                       $  6,750,000           6,142,500
       Triton PCS, Sr Sub Discount Step-Up Notes(a), Zero Coupon(b), 5/1/2008              $ 18,750,000           9,187,500
       Vanguard Cellular Systems, Sr Deb, 9.375%, 4/15/2006                                $  1,500,000           1,515,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 61,313,525
8.98   TELECOMMUNICATIONS -- LONG DISTANCE
       BARAK International Telecommunications Services, Sr Sub Discount Step-Up Notes
        Series B, Zero Coupon(b), 11/15/2007                                               $  9,800,000           5,047,000
       DTI Holdings, Sr Discount Step-Up Notes(a), Zero Coupon(b), 3/1/2008                $ 14,250,000           5,985,000
       Esprit Telecom Group PLC, Sr Notes, 11.500%, 12/15/2007                             $  4,750,000           4,607,500
       GCI Inc, Sr Notes, 9.750%, 8/1/2007                                                 $  7,000,000           6,720,000
       GST Telecommunications/GST Network Funding, Sr Secured Discount Step-Up Notes(a)
        Zero Coupon(b), 5/1/2008                                                           $  6,700,000           3,417,000
       IDT Corp, Sr Notes, 8.750%, 2/15/2006                                               $  9,500,000           8,193,750
       Level 3 Communications, Sr Notes, 9.125%, 5/1/2008                                  $ 10,500,000           9,345,000
       Primus Telecommunications Group, Sr Notes, Series B, 9.875%, 5/15/2008              $  6,000,000           5,400,000
       RSL Communications PLC, Sr Discount Step-Up Notes, Zero Coupon(b), 3/1/2008         $ 14,750,000           7,670,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 56,385,250








----------------------------------------------------------------------------------------------------------------------------
                                                                                           Shares, Units
                                                                                            or Principal
%      Description                                                                             Amount               Value
----------------------------------------------------------------------------------------------------------------------------
17.20  TELEPHONE
       Diamond Cable Communications PLC, Sr Discount Step-Up Notes, Zero Coupon(b)
        2/15/2007                                                                          $  6,100,000       $   4,270,000
       e.spire Communications, Sr Discount Step-Up Notes(a), Zero Coupon(b), 7/1/2008      $  7,600,000           3,534,000
       FaciliCom International, Sr Notes, Series  B, 10.500%, 1/15/2008                    $  6,750,000           6,075,000
       Intermedia Communications, Sr Notes, Series B
        8.600%, 6/1/2008                                                                   $  8,750,000           8,268,750
        8.500%, 1/15/2008                                                                  $  8,500,000           7,947,500
       McLeodUSA Inc
        Sr Discount Step-Up Notes, Zero Coupon(b), 3/1/2007                                $  7,800,000           5,460,000
        Sr Notes, 9.250%, 7/15/2007                                                        $  4,000,000           3,880,000
       MetroNet Communications
        Sr Discount Step-Up Notes, Zero Coupon(b), 11/1/2007                               $ 11,500,000           6,785,000
        Sr Discount Step-Up Notes(a), Zero Coupon(b), 6/15/2008                            $ 14,650,000           7,691,250
        Sr Notes, 12.000%, 8/15/2007                                                       $  6,750,000           7,155,000
       Netia Holdings BV, Gtd Sr Discount Step-Up Notes, Series B,
        Zero Coupon(b), 11/1/2007                                                          $  5,900,000           3,422,000
       NEXTLINK Communications
        Sr Discount Step-Up Notes, Zero Coupon(b), 4/15/2008                               $ 11,250,000           5,850,000
        Sr Notes, 9.625%, 10/1/2007                                                        $  5,950,000           5,533,500
       NEXTLINK Communications LLC/NEXTLINK Capital, Sr Notes, 12.500%, 4/15/2006          $ 11,760,000          12,524,400
       RCN Corp, Sr Discount Step-Up Notes, Zero Coupon(b)
        7/1/2008                                                                           $ 11,900,000           6,307,000
        Series B, 2/15/2008                                                                $ 25,000,000          13,250,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                107,953,400
----------------------------------------------------------------------------------------------------------------------------
2.37   TEXTILE -- APPAREL MANUFACTURING
       Haynes International, Sr Notes, 11.625%, 9/1/2004                                   $ 13,855,000          14,859,487
----------------------------------------------------------------------------------------------------------------------------
       TOTAL FIXED INCOME SECURITIES (Cost $651,177,142)                                                        590,718,485
1.49   PREFERRED STOCKS & WARRANTS
0.00   COMPUTER RELATED
       WAM!NET Warrants(a)(c)(Exp 2005)                                                          17,100                 171
----------------------------------------------------------------------------------------------------------------------------
1.38   PUBLISHING
       PRIMEDIA Inc, Exchangeable Pfd, Series H, 8.625%                                          91,500           8,692,500
----------------------------------------------------------------------------------------------------------------------------
0.07   TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       American Mobile Satellite Warrants(a)(c)(Exp 2008)                                         7,400              51,800
       Microcell Telecommunications Warrants(a)(c)(Exp 2006)                                     34,000             392,360
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    444,160
0.00   TELECOMMUNICATIONS -- LONG DISTANCE
       DTI Holdings Warrants(a)(c)(Exp 2008)                                                     71,250                 713
----------------------------------------------------------------------------------------------------------------------------
0.04   TELEPHONE
       MetroNet Communications Warrants(a)(c)(Exp 2007)                                           6,750             217,651
----------------------------------------------------------------------------------------------------------------------------
       TOTAL PREFERRED STOCKS & WARRANTS (Cost $9,495,054)                                                        9,355,195
3.22   OTHER SECURITIES
0.95   COMPUTER RELATED
       Rhythms  NetConnections,  Units(a)(Each  unit consists of one $1,000 face amount Sr Discount  Step-Up Note, Zero Coupon(b),  5/15/2008 and 4 wrnts to purchase 6.80
        shrs of cmn stk)                                                                         14,500           5,981,250
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                                                                           Shares, Units
                                                                                            or Principal
%      Description                                                                            Amount                Value
----------------------------------------------------------------------------------------------------------------------------
0.24   GAMING
       Aladdin Gaming Holdings LLC/Aladdin Capital,  Units(a)(Each unit consists of one $1,000 face  amount Sr Discount  Step-Up  Note,  Zero  Coupon(b),
        3/1/2010 and 10 wrnts to
        purchase 10 shrs of Class B non-voting cmn stk)                                           4,000        $  1,480,000
----------------------------------------------------------------------------------------------------------------------------
0.37   SERVICES
       SpinCycle Inc, Units(a)(Each unit consists of $1,000 face amount Sr Discount
        Step-Up Note, Zero Coupon(b), 5/1/2005 and one wrnt to purchase 0.18 shrs of cmn stk)     4,000           2,320,000

----------------------------------------------------------------------------------------------------------------------------
0.76   TELECOMMUNICATIONS -- LONG DISTANCE
       FirstWorld Communications, Units(a)(Each unit consists of one $1,000 face amount Sr Discount Step-Up Note, Zero Coupon(b),  4/15/2008 and one wrnt to purchase 7.90
        shrs of Series B cmn stk)                                                                 4,500           1,350,000
       Startec Global Communications, Units(a)(Each unit consists of one $1,000 face amount
        Sr Note, 12.000%, 5/15/2008 and one wrnt to purchase 1.25 shrs of cmn stk)                3,850           3,426,500
----------------------------------------------------------------------------------------------------------------------------
                                                                                              4,776,500
0.90   TELEPHONE
       Convergent Communications, Units(a) (Each unit consists of one $1,000 face amount
        Sr Note, 13.000%, 4/1/2008 and 4 wrnts to purchase 10.80 shrs of cmn stk)                 6,750           5,670,000
----------------------------------------------------------------------------------------------------------------------------
       TOTAL OTHER SECURITIES (Cost $26,054,282)                                                                 20,227,750
1.19   SHORT-TERM INVESTMENTS -- COMMERCIAL PAPER
1.19   INSURANCE
       American General, 5.830%, 9/1/1998 (Cost $7,444,000)                                $  7,444,000           7,444,000
----------------------------------------------------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $694,170,478)
       (Cost for Income Tax Purposes $694,252,960)                                                             $627,745,430
============================================================================================================================
Select Income Fund
93.53  FIXED INCOME SECURITIES
1.42   US Government Obligations
       US Treasury Notes, 6.125%, 8/15/2007 (Cost $7,352,306)                              $  7,000,000        $  7,492,191
----------------------------------------------------------------------------------------------------------------------------
3.76   US Government Agency Obligations
       Freddie Mac, Gold, Participation Certificates
        7.000%, 5/1/2024                                                                   $  3,601,729           3,670,918
        6.500%, 9/1/2011                                                                   $ 15,998,483          16,222,620
----------------------------------------------------------------------------------------------------------------------------
          TOTAL US GOVERNMENT AGENCY OBLIGATIONS (Cost $18,946,499)
        19,893,538
----------------------------------------------------------------------------------------------------------------------------
88.35  Corporate Bonds
1.99   BROADCASTING
       American Radio Systems, Gtd Sr Sub Notes, 9.000%, 2/1/2006                          $  4,000,000           4,200,000
       CBS Inc, Sr Deb, 8.875%, 6/1/2022                                                   $  3,000,000           3,272,448
       Jacor Communications, Gtd Sr Sub Notes, 9.750%, 12/15/2006                          $  2,915,000           3,075,325
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 10,547,773
3.18   BUILDING MATERIALS
       USG Corp, Sr Notes, 8.500%, 8/1/2005                                                $ 15,820,000          16,828,525
----------------------------------------------------------------------------------------------------------------------------
5.29   CABLE
       CF Cable TV, 2nd Priority Sr Secured Notes, 11.625%, 2/15/2005                      $  4,000,000           4,430,000
       Continental Cablevision, Sr Deb, 9.500%, 8/1/2013                                   $ 10,030,000          11,979,421








----------------------------------------------------------------------------------------------------------------------------
                                                                                           Shares, Units
                                                                                           or Principal
%      Description                                                                            Amount                Value
----------------------------------------------------------------------------------------------------------------------------
       NTL Inc, Sr Deferred Step-Up Notes, Series A, Zero Coupon(b), 4/15/2005             $  3,000,000        $  2,520,000
       Tele-Communications Inc, Sr Deb, 9.800%, 2/1/2012                                   $  6,950,000           9,070,480
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 27,999,901
1.12   CHEMICALS
       Lyondell Petrochemical, Deb, 7.550%, 2/15/2026                                      $  4,050,000           3,862,144
       Terra Industries, Sr Notes, Series B, 10.500%, 6/15/2005                            $  2,000,000           2,075,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  5,937,144
23.10  ELECTRIC UTILITIES
       Boston Edison, Deb
        8.250%, 9/15/2022                                                                  $  3,000,000           3,270,432
        7.800%, 5/15/2010                                                                  $  1,200,000           1,338,804
        7.800%, 3/15/2023                                                                  $  6,000,000           6,402,378
       Carolina Power & Light, 1st Mortgage, 6.875%, 8/15/2023                             $  1,500,000           1,527,850
       Cleveland Electric Illuminating
        1st Mortgage, Series B, 9.500%, 5/15/2005                                          $    477,000             505,620
        Sr Secured Notes, Series D, 7.430%, 11/1/2009                                      $  5,400,000           5,708,815
       Commonwealth Edison, 1st Mortgage
        Series 76, 8.250%, 10/1/2006                                                       $    500,000             566,461
        Series 83, 8.000%, 5/15/2008                                                       $  6,100,000           6,870,088
       Connecticut Light & Power, 1st & Ref Mortgage, Series 94D, 7.875%, 10/1/2024        $  1,000,000           1,046,774
       Consumers Energy, 1st Mortgage, 7.375%, 9/15/2023                                   $  8,000,000           8,374,111
       DQU-II Funding, Collateral Lease, 8.700%, 6/1/2016                                  $  8,000,000           9,052,959
       Detroit Edison, Secured Medium-Term Notes, Series 92D, 8.300%, 8/1/2022             $  3,000,000           3,323,148
       El Paso Electric, 1st Mortgage, Series C, 8.250%, 2/1/2003                          $  3,375,000           3,442,500
       Illinois Power, Mortgage, 7.500%, 7/15/2025                                         $  4,350,000           4,460,533
       Jersey Central Power & Light, 1st Mortgage, 7.500%, 5/1/2023                        $  4,000,000           4,191,664
       Metropolitan Edison, Secured Medium-Term Notes, Series B
        8.150%, 1/30/2023                                                                  $    500,000             548,405
        6.970%, 10/19/2023                                                                 $  3,500,000           3,554,330
       New York State Electric & Gas, 1st Mortgage, 8.300%, 12/15/2022                     $  4,800,000           5,243,260
       Niagara Mohawk Power
        1st Mortgage
           9.750%, 11/1/2005                                                               $  3,000,000           3,564,033
           8.500%, 7/1/2023                                                                $  1,000,000           1,069,043
        Sr Notes, Series G, 7.750%, 10/1/2008                                              $  3,750,000           3,750,000
       PSI Energy, Deb, 6.350%, 11/15/2006                                                 $  5,750,000           5,855,345
       Pacific Gas & Electric, 1st & Ref Mortgage
        Series 91A, 8.800%, 5/1/2024                                                       $  3,600,000           4,683,870
        Series 92B, 8.375%, 5/1/2025                                                       $  5,322,000           5,867,122
        Series 92D, 8.250%, 11/1/2022                                                      $  2,068,000           2,298,966
       Pennsylvania Power, 1st Mortgage, 8.500%, 7/15/2022                                 $  2,000,000           2,214,728
       Pennsylvania Power & Light, 1st Mortgage, 7.875%, 2/1/2023                          $  5,000,000           5,497,065
       Philadelphia Electric, 1st & Ref Mortgage
        7.750%, 3/1/2023                                                                   $  5,370,000           5,640,320
        7.250%, 11/1/2024                                                                  $  4,740,000           4,895,946
       Public Service of New Mexico, Sr Notes, 7.500%, 8/1/2018                            $  1,400,000           1,403,035
       Western Massachusetts Electric, 1st Mortgage, Series V, 7.750%, 12/1/2002           $  6,000,000           6,057,881
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                122,225,486
0.52   ENGINEERING & CONSTRUCTION
       Ryland Group, Sr Sub Notes, 8.250%, 4/1/2008                                        $  3,000,000           2,760,000
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                           Shares, Units
                                                                                           or Principal
%      Description                                                                             Amount               Value
----------------------------------------------------------------------------------------------------------------------------
0.75   ENTERTAINMENT
       Viacom International, Sub Deb
        Series A, 7.000%, 7/1/2003                                                         $  1,942,000        $  1,947,659
        Series B, 7.000%, 7/1/2003                                                         $  2,000,000           2,005,828
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3,953,487
----------------------------------------------------------------------------------------------------------------------------
0.97   FOODS
       Keebler Corp, Gtd Sr Secured Sub Notes, 10.750%, 7/1/2006                           $  4,650,000           5,115,000
----------------------------------------------------------------------------------------------------------------------------
1.93   GAMING
       Grand Casinos
        Gtd 1st Mortgage Notes, 10.125%, 12/1/2003                                         $  7,900,000           8,374,000
        Gtd Sr Notes, Series B, 9.000%, 10/15/2004                                         $  1,750,000           1,837,500
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 10,211,500
----------------------------------------------------------------------------------------------------------------------------
2.90   HEALTH CARE RELATED
       FHP International, Sr Notes, 7.000%, 9/15/2003                                      $  6,535,000           6,833,767
       US Surgical, Sr Notes, 7.250%, 3/15/2008                                            $  8,000,000           8,483,512
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 15,317,279
5.43   INSURANCE
       Aetna Services, Gtd Deb, 6.970%, 8/15/2036                                          $  3,000,000           3,145,212
       Equitable Cos, Sr Notes, 9.000%, 12/15/2004                                         $ 17,508,000          20,400,461
       Veritas Holdings GmbH, Sr Notes, 9.625%, 12/15/2003                                 $  5,115,000           5,166,150
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 28,711,823
1.99   INVESTMENT BANK/BROKER FIRM
       Lehman Brothers, Sr Sub Deb, 11.625%, 5/15/2005                                     $  4,500,000           5,732,068
       Lehman Brothers Holdings, Sr Notes, 8.800%, 3/1/2015                                $  4,000,000           4,812,876
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 10,544,944
0.74   IRON & STEEL
       National Steel, 1st Mortgage, 8.375%, 8/1/2006                                      $  4,000,000           3,920,000
----------------------------------------------------------------------------------------------------------------------------
3.14   LODGING -- HOTELS
       HMH Properties, Gtd Sr Secured Notes, Series B, 7.875%, 8/1/2008                    $  7,000,000           6,615,000
       Hilton Hotels, Sr Notes, 7.200%, 12/15/2009                                         $ 10,000,000          10,002,499
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 16,617,499
0.79   MACHINERY
       AGCO Corp, Sr Sub Notes, 8.500%, 3/15/2006                                          $  4,290,000           4,161,300
----------------------------------------------------------------------------------------------------------------------------
0.44   METALS MINING
       Glencore Nickel Property Ltd, Gtd Sr Secured Notes, 9.000%, 12/1/2014               $  3,000,000           2,325,000
----------------------------------------------------------------------------------------------------------------------------
0.92   NATURAL GAS
       Noram Energy, Conv Sub Deb, 6.000%, 3/15/2012                                       $  5,111,000           4,868,227
----------------------------------------------------------------------------------------------------------------------------
9.92   OIL & GAS RELATED
       Atlantic Richfield, Deb
        10.875%, 7/15/2005                                                                 $  3,000,000           3,844,656
        9.875%, 3/1/2016                                                                   $  3,151,000           4,339,103
        9.125%, 3/1/2011                                                                   $  1,569,000           2,000,415
        9.125%, 8/1/2031                                                                   $  4,650,000           6,339,289
        9.000%, 5/1/2031                                                                   $  4,250,000           5,718,260
        8.750%, 3/1/2032                                                                   $    500,000             656,681
       Belco Oil & Gas, Sr Sub Notes, Series B, 8.875%, 9/15/2007                          $  3,750,000           3,112,500
       Canadian Forest Oil Ltd, Gtd Sr Sub Notes, 8.750%, 9/15/2007                        $  3,500,000           3,045,000
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                           Shares, Units
                                                                                           or Principal
%      Description                                                                             Amount             Value
----------------------------------------------------------------------------------------------------------------------------
       Cliffs Drilling, Gtd Sr Notes, Series B, 10.250%, 5/15/2003                         $  1,500,000        $  1,590,000
       Gulf Canada Resources Ltd, Sr Notes, 8.250%, 3/15/2017                              $  5,900,000           6,385,393
       Houston Exploration, Sr Sub Notes, Series B, 8.625%, 1/1/2008                       $  3,950,000           3,594,500
       Northern Offshore ASA, Gtd Sr Notes(a), 10.000%, 5/15/2005                          $  3,000,000           2,497,500
       Ocean Energy, Sr Sub Notes(a), 8.375%, 7/1/2008                                     $  2,000,000           1,760,000
       SEACOR SMIT, Sr Notes, 7.200%, 9/15/2009                                            $  4,000,000           4,111,120
       Sun Inc, Deb, 9.375%, 6/1/2016                                                      $  3,000,000           3,519,810
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 52,514,227
1.96   PAPER & FOREST PRODUCTS
       Champion International, Deb, 6.400%, 2/15/2026                                      $  3,500,000           3,468,605
       Quno Corp, Sr Notes, 9.125%, 5/15/2005                                              $  5,000,000           5,350,000
       Tembec Finance, Gtd Sr Notes, 9.875%, 9/30/2005                                     $  1,500,000           1,526,250
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 10,344,855
2.78   PUBLISHING
       Affiliated Newspaper Investments, Sr Discount Step-Up Notes,
       Zero Coupon(b), 7/1/2006                                                            $  8,000,000           7,840,000
       PRIMEDIA Inc, Sr Notes, 7.625%, 4/1/2008                                            $  4,000,000           3,780,000
       Quebecor Printing, Capital Deb, 6.500%, 8/1/2027                                    $  3,000,000           3,087,027
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 14,707,027
2.30   RETAIL
       American Stores, Deb, 7.500%, 5/1/2037                                              $  6,000,000           6,653,321
       Federated Department Stores, Deb, 6.790%, 7/15/2027                                 $  3,000,000           3,109,475
       Renters Choice, Sr Sub Notes(a), 11.000%, 8/15/2008                                 $  2,500,000           2,387,500
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 12,150,296
0.37   SAVINGS & LOAN
       Western Financial Savings Bank, Sub Capital Deb, 8.500%, 7/1/2003                   $  2,000,000           1,983,322
----------------------------------------------------------------------------------------------------------------------------
2.11   SERVICES
       Heritage Media, Sr Sub Notes, 8.750%, 2/15/2006                                     $  3,000,000           3,120,000
       Loewen Group International, Gtd Sr Notes, Series 4, 8.250%, 10/15/2003              $  5,500,000           5,244,525
       United Rentals, Sr Sub Notes(a), 8.800%, 8/15/2008                                  $  3,000,000           2,820,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 11,184,525
0.55   SHIPPING
       Navigator Gas Transport PLC, 1st Priority Ship Mortgage Notes(a),
       10.500%, 6/30/2007                                                                    $3,000,000           2,910,000
----------------------------------------------------------------------------------------------------------------------------
1.45   TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       360 Communications, Notes, 6.650%, 1/15/2008                                        $  7,500,000           7,661,370
----------------------------------------------------------------------------------------------------------------------------
6.91   TELECOMMUNICATIONS -- LONG DISTANCE
       GCI Inc, Sr Notes, 9.750%, 8/1/2007                                                 $  3,000,000           2,880,000
       Level 3 Communications, Sr Notes, 9.125%, 5/1/2008                                  $  8,000,000           7,120,000
       MCI WorldCom Inc, Sr Notes
        7.750%, 4/1/2027                                                                   $  5,000,000           5,678,000
        6.950%, 8/15/2028                                                                  $  5,000,000           4,997,950
        6.400%, 8/15/2005                                                                  $  7,400,000           7,476,693
       Qwest Communications International, Sr Discount Step-Up Notes
        Zero Coupon(b), 10/15/2007                                                         $  4,975,000           3,619,312
       RSL Communications PLC, Sr Discount Step-Up Notes(a),Zero Coupon(b), 3/1/2008       $  1,000,000             870,000
       Rogers Cantel, Sr Secured Deb, 9.750%, 6/1/2016                                     $  4,000,000           3,920,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                36,561,955
----------------------------------------------------------------------------------------------------------------------------
                                                                                           Shares, Units
                                                                                           or Principal
%      Description                                                                             Amount               Value
----------------------------------------------------------------------------------------------------------------------------
4.80   TELEPHONE
       Centel Capital, Deb, 9.000%, 10/15/2019                                             $  4,550,000        $  5,827,362
       Frontier Corp, Notes, 7.250%, 5/15/2004                                             $  3,000,000           3,204,957
       Intermedia Communications, Sr Notes, Series B, 8.500%, 1/15/2008                    $  3,250,000           3,038,750
       McLeodUSA Inc, Sr Notes, 8.375%, 3/15/2008                                          $  3,450,000           3,208,500
       MetroNet Communications, Sr Notes, 12.000%, 8/15/2007                               $  3,525,000           3,736,500
       NEXTLINK Communications LLC/NEXTLINK Capital, Sr Notes, 12.500%, 4/15/2006          $  3,000,000           3,195,000
       RCN Corp, Sr Discount Step-Up Notes, Series B, Zero Coupon(b), 2/15/2008            $  6,000,000           3,180,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 25,391,069
        TOTAL CORPORATE BONDS (Cost $468,550,063)                                                               467,453,534
----------------------------------------------------------------------------------------------------------------------------
        TOTAL FIXED INCOME SECURITIES (Cost $494,848,868)                                                       494,839,263
----------------------------------------------------------------------------------------------------------------------------
6.47   SHORT-TERM INVESTMENTS -- COMMERCIAL PAPER
2.64   INSURANCE
       American General, 5.831%, 9/1/1998                                                  $ 13,997,000          13,997,000
----------------------------------------------------------------------------------------------------------------------------
3.83   RETAIL
       Sears Roebuck Acceptance, 5.575%, 9/1/1998                                          $ 20,256,000          20,256,000
----------------------------------------------------------------------------------------------------------------------------
       TOTAL SHORT-TERM INVESTMENTS (Cost $34,253,000)
        34,253,000
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $529,101,868)
       (Cost for Income Tax Purposes $529,108,274)                                                             $529,092,263
============================================================================================================================
----------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund
78.28  FIXED INCOME SECURITIES
64.65  US Government Agency Obligations
       Freddie Mac, Gold, Participation Certificates
         6.500%, 7/1/2008                                                                  $ 11,150,966        $ 11,324,140
         6.500%, 8/1/2008                                                                  $  2,836,795           2,880,850
----------------------------------------------------------------------------------------------------------------------------
        TOTAL US GOVERNMENT AGENCY OBLIGATIONS (Cost $14,102,018)                                                14,204,990
13.63  Corporate Bonds
1.19   BROADCASTING
       American Radio Systems, Gtd Sr Sub Notes, 9.000%, 2/1/2006                          $    250,000             262,500
----------------------------------------------------------------------------------------------------------------------------
1.01   CABLE
       CF Cable TV, 2nd Priority Sr Secured Notes, 11.625%, 2/15/2005                      $    200,000             221,500
----------------------------------------------------------------------------------------------------------------------------
2.31   ELECTRIC UTILITIES
       PSI Energy, Deb, 6.350%, 11/15/2006                                                 $    250,000             254,580
       Tucson Electric Power, 1st Mortgage, 7.650%, 5/1/2003                               $    250,000             254,217
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    508,797
3.98   GAMING
       Grand Casinos, Gtd 1st Mortgage Notes, 10.125%, 12/1/2003                           $    350,000             371,000
       Players International, Sr Notes, 10.875%, 4/15/2005                                 $    250,000             260,000
       Station Casinos, Sr Sub Notes, 9.625%, 6/1/2003                                     $    250,000             242,500
----------------------------------------------------------------------------------------------------------------------------
                                                                                               873,500
2.33   OIL & GAS RELATED
       Atlantic Richfield, Deb, 10.875%, 7/15/2005                                         $   400,000              512,621
----------------------------------------------------------------------------------------------------------------------------
1.11   PUBLISHING
       Affiliated Newspaper Investments, Sr Discount Step-Up Deb,
         Zero Coupon(b), 7/1/2006                                                            $   250,000              245,000
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                           Shares, Units
                                                                                           or Principal
%      Description                                                                            Amount                Value
----------------------------------------------------------------------------------------------------------------------------
1.21   TELEPHONE
       MetroNet Communications, Sr Notes, 12.000%, 8/15/2007                               $    250,000        $    265,000
----------------------------------------------------------------------------------------------------------------------------
0.49   TEXTILE -- APPAREL MANUFACTURING
       Haynes International, Sr Notes, 11.625%, 9/1/2004                                   $    100,000             107,250
----------------------------------------------------------------------------------------------------------------------------
       TOTAL CORPORATE BONDS (Cost $3,051,654)                                                                   2,996,168
----------------------------------------------------------------------------------------------------------------------------
       TOTAL FIXED INCOME SECURITIES (Cost $17,153,672)                                                          17,201,158
----------------------------------------------------------------------------------------------------------------------------
21.72  SHORT-TERM INVESTMENTS
1.82   Corporate Bonds
1.82   FINANCIAL
       United States Leasing International, Medium-Term Notes, 5.278%, 11/16/1998
        (Cost $400,054)                                                                    $    400,000             400,304
----------------------------------------------------------------------------------------------------------------------------
19.90  Repurchase Agreements
       Repurchase  Agreement  with State Street dated  8/31/1998 due 9/1/1998 at
        5.730%,  repurchased at $4,372,696  (Collateralized by US Treasury Bonds
        due 8/15/2021 at 8.125%, value $4,498,093)
        (Cost $4,372,000)                                                                  $  4,372,000           4,372,000
----------------------------------------------------------------------------------------------------------------------------
       TOTAL SHORT-TERM INVESTMENTS
        (Cost $4,772,054)                                                                                         4,772,304
----------------------------------------------------------------------------------------------------------------------------
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $21,925,726)
       (Cost for Income Tax Purposes $21,925,745)                                                              $ 21,973,462
----------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund
95.27  FIXED INCOME SECURITIES
53.46  US Government Obligations
       US Treasury Bonds
        8.125%, 8/15/2019                                                                  $ 20,000,000        $ 26,606,259
        5.500%, 8/15/2028                                                                  $ 12,000,000          12,360,000
----------------------------------------------------------------------------------------------------------------------------
        TOTAL US GOVERNMENT OBLIGATIONS (Cost $38,635,832)                                                       38,966,259
41.81  US Government Agency Obligations
       Freddie Mac, Gold, Participation Certificates
         6.500%, 7/1/2008                                                                  $    929,247             943,678
         6.000%, 5/1/2013                                                                  $  9,868,095           9,853,687
         6.000%, 7/1/2013                                                                  $  4,982,230           4,974,955
         6.000%, 4/1/2028                                                                  $  9,928,008           9,789,412
         6.000%, 6/1/2028                                                                  $  4,983,068           4,913,504
----------------------------------------------------------------------------------------------------------------------------
        TOTAL US GOVERNMENT AGENCY OBLIGATIONS (Cost $30,095,075)
        30,475,236
       TOTAL FIXED INCOME SECURITIES (Cost $68,730,907)
                                                                                                                 69,441,495
----------------------------------------------------------------------------------------------------------------------------
4.73   SHORT-TERM INVESTMENTS --  REPURCHASE AGREEMENTS

       Repurchase  Agreement  with State Street dated  8/31/1998 due 9/1/1998 at
        5.730%,  repurchased at $3,450,549  (Collateralized by US Treasury Bonds
        due 8/15/2021 at 8.125%, value $3,553,965)
        (Cost $3,450,000)                                                                  $  3,450,000           3,450,000
----------------------------------------------------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $72,180,907)(e)
                                                                                                               $ 72,891,495
============================================================================================================================


(a)Securities are aquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" since an institutional market exists.
(b)Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.
(c)Security is non-income producing.
(d)Security is a payment-in-kind (PIK) bond. PIK bonds may make interest payments in additional securities.
(e) Also represents cost for income tax purposes.

See Notes to Financial Statements



Statement of Assets and Liabilities
August 31, 1998
                                                                                                             U.S.
                                                   High              Select          Short-Term        Government
                                                  Yield              Income                Bond        Securities
                                                   Fund                Fund                Fund              Fund
------------------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                           $   694,170,478     $   529,101,868     $    21,925,726    $    72,180,907
==================================================================================================================
   At Value(a)                          $   627,745,430     $   529,092,263     $    21,973,462    $    72,891,495
Cash                                          1,539,133                   0             112,191            322,275
Receivables:
   Investment Securities Sold                11,540,136                   0                   0                  0
   Fund Shares Sold                           3,615,667           3,566,389           2,371,921          6,659,278
   Dividends and Interest                    12,369,519           8,814,233             129,138            259,947
Prepaid Expenses and Other Assets                77,222              56,132               8,619             16,985
------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                656,887,107         541,529,017          24,595,331         80,149,980
LIABILITIES
Payables:
   Custodian                                          0             234,087                   0                  0
   Distributions to Shareholders                550,794             156,576              10,572             10,736
   Investment Securities Purchased                    0          22,966,957                   0                  0
   Fund Shares Repurchased                   14,715,515          15,402,912             104,572            634,169
Accrued Distribution Expenses                   153,387              97,910               3,270             12,020
Accrued Expenses and Other Payables              73,400              46,295               9,753              8,215
------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                            15,493,096          38,904,737             128,167            665,140
------------------------------------------------------------------------------------------------------------------
Net Assets at Value                     $   641,394,011     $   502,624,280     $    24,467,164    $    79,484,840
==================================================================================================================

NET ASSETS
Paid-in Capital(b)                      $   683,269,484     $   494,279,085     $    24,709,331    $    74,013,705
Accumulated Undistributed (Distributions in
   Excess of) Net Investment Income              18,665              69,972                (601)             7,539
Accumulated Undistributed Net Realized Gain
   (Loss) on Investment Securities           24,530,910           8,284,828            (289,302)         4,753,008
Net Appreciation (Depreciation)of Investment
   Securities                               (66,425,048)             (9,605)             47,736            710,588
------------------------------------------------------------------------------------------------------------------
Net Assets at Value                     $   641,394,011     $   502,624,280     $    24,467,164    $    79,484,840
==================================================================================================================
Shares Outstanding                           94,943,777          75,300,011           2,550,753          9,950,826
Net Asset Value, Offering and Redemption
   Price per Share                      $          6.76     $          6.68     $          9.59    $          7.99
==================================================================================================================
(a)Investment   securities  at  cost  and  value  at  August  31,  1998  include repurchase  agreements of $4,372,000 and  $3,450,000 for Short-Term  Bond and
   U.S. Government Securities Funds, respectively.

(b)The Fund has 600 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 300 million have been allocated to High
   Yield Fund and 100 million each have been allocated to Select Income, Short-Term Bond and U.S. Government Securities Funds.

See Notes to Financial Statements


Statement of Operations
Year Ended August 31, 1998

                                                                                                             U.S.
                                                   High              Select          Short-Term        Government
                                                  Yield              Income                Bond        Securities
                                                   Fund                Fund                Fund              Fund
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Interest                                $    64,747,847     $    28,413,787     $       898,033    $     3,219,001
Dividends                                       519,220                   0                   0                  0
------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                              65,267,067          28,413,787             898,033          3,219,001
------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                      2,842,990           2,023,679              68,131            284,609
Distribution Expenses                         1,703,540             957,916              34,066            129,368
Transfer Agent Fees                             778,174             895,360              68,560            186,705
Administrative Fees                             112,212              67,475              12,044             17,762
Custodian Fees and Expenses                      77,823              63,292               6,412             11,946
Directors' Fees and Expenses                     38,316              26,077               9,672             11,844
Professional Fees and Expenses                   37,910              28,905              16,283             18,095
Registration Fees and Expenses                  131,034              63,466              28,766             48,471
Reports to Shareholders                          87,269              68,532               7,599             18,858
Other Expenses                                   56,660              17,833               2,087              3,291
------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES                             5,865,928           4,212,535             253,620            730,949
   Fees and Expenses
    Absorbed by Investment Adviser                    0            (151,971)           (133,999)          (207,740)
   Fees and Expenses Paid Indirectly            (58,909)            (30,462)             (3,616)            (4,504)
------------------------------------------------------------------------------------------------------------------
      NET EXPENSES                            5,807,019           4,030,102             116,005            518,705
NET INVESTMENT INCOME                        59,460,048          24,383,685             782,028          2,700,296
------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities   32,888,835           9,584,731              89,145          5,191,748
Change in Net Appreciation (Depreciation) of
   Investment Securities                    (75,240,209)         (2,723,693)             36,669           (685,916)
------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT
   SECURITIES                               (42,351,374)          6,861,038             125,814          4,505,832
Net Increase in Net Assets from
   Operations                           $    17,108,674     $    31,244,723     $       907,842    $     7,206,128
==================================================================================================================

See Notes to Financial Statements



Statement of Changes in Net Assets
Year Ended August 31

                                                        High Yield Fund                       Select Income Fund
-------------------------------------------------------------------------------------------------------------------
                                                   1998                1997                1998               1997
OPERATIONS
Net Investment Income                   $    59,460,048     $    36,258,447     $    24,383,685    $    18,785,744
Net Realized Gain on Investment Securities   32,888,835          23,000,271           9,584,731          6,970,303
Change in Net Appreciation (Depreciation)
   of Investment Securities                 (75,240,209)         14,932,249          (2,723,693)         6,812,752
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                17,108,674          74,190,967          31,244,723         32,568,799
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                       (59,476,726)        (36,240,760)        (24,420,934)       (18,772,522)
Net Realized Gain on Investment Securities  (30,288,153)         (1,805,972)         (8,101,485)        (1,164,947)
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         (89,764,879)        (38,046,732)        (32,522,419)       (19,937,469)
-------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares             1,042,691,975         585,489,350         447,676,089        149,847,293
Reinvestment of Distributions                76,691,873          31,536,903          29,357,565         17,592,021
-------------------------------------------------------------------------------------------------------------------
                                          1,119,383,848         617,026,253         477,033,654        167,439,314
Amounts Paid for Repurchases of Shares     (876,298,646)       (557,406,718)       (260,749,761)      (150,545,417)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                  243,085,202          59,619,535         216,283,893         16,893,897
------------------------------------------------------------------------------------------------------------------
Total Increase in Net Assets                170,428,997          95,763,770         215,006,197         29,525,227
NET ASSETS
Beginning of Period                         470,965,014         375,201,244         287,618,083        258,092,856
-------------------------------------------------------------------------------------------------------------------
End of Period                           $   641,394,011     $   470,965,014     $   502,624,280    $   287,618,083
===================================================================================================================
Accumulated Undistributed Net Investment
   Income Included in Net Assets at End
   of Period                            $        18,665     $        16,678     $        69,972    $        37,249
-------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold                                 140,608,922          82,068,049          66,530,497         22,926,524
Shares Issued from Reinvestment
 of Distributions                            10,496,776           4,403,579           4,376,447          2,685,959
-------------------------------------------------------------------------------------------------------------------
                                            151,105,698          86,471,628          70,906,944         25,612,483

Shares Repurchased                         (119,368,526)        (78,100,199)        (38,783,681)       (23,065,551)
-------------------------------------------------------------------------------------------------------------------
Net Increase in Fund Shares                  31,737,172           8,371,429          32,123,263          2,546,932
-------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements


Statement of Changes in Net Assets (Continued)
Year Ended August 31

                                                     Short-Term Bond Fund                    U.S. Government Securities Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                            1998                  1997               1998               1997
OPERATIONS
Net Investment Income                            $       782,028       $       712,515    $     2,700,296    $     3,288,114
Net Realized Gain (Loss) on Investment Securities         89,145                 7,626          5,191,748          1,121,369
Change in Net Appreciation (Depreciation) of
   Investment Securities                                  36,669                99,263           (685,916)         1,720,828
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                            907,842               819,404          7,206,128          6,130,311
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                   (782,028)             (712,515)        (2,700,296)        (3,288,114)
Net Realized Gain on Investment Securities                     0                     0         (1,103,906)                 0
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     (782,028)             (712,515)        (3,804,202)        (3,288,114)
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                         48,037,682            19,388,223        161,798,727        102,864,694
Reinvestment of Distributions                            699,014               673,216          3,423,772          3,045,965
-----------------------------------------------------------------------------------------------------------------------------
                                                      48,736,696            20,061,439        165,222,499        105,910,659
Amounts Paid for Repurchases of Shares               (36,739,699)          (18,558,559)      (140,720,399)      (111,785,624)
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                       11,996,997             1,502,880         24,502,100         (5,874,965)
Total Increase (Decrease) in Net Assets               12,122,811             1,609,769         27,904,026         (3,032,768)
NET ASSETS
Beginning of Period                                   12,344,353            10,734,584         51,580,814         54,613,582
-----------------------------------------------------------------------------------------------------------------------------
End of Period                                    $    24,467,164       $    12,344,353    $    79,484,840    $    51,580,814
=============================================================================================================================
Accumulated Undistributed (Distributions
   in Excess of) Net Investment Income           $          (601)      $             0    $         7,539    $             0
-----------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold                                            5,013,098             2,048,615         20,773,244         13,984,238
Shares Issued from Reinvestment of Distributions          73,017                71,014            441,618            412,300
-----------------------------------------------------------------------------------------------------------------------------
                                                       5,086,115             2,119,629         21,214,862         14,396,538
Shares Repurchased                                    (3,833,157)           (1,962,721)       (18,146,732)       (15,152,477)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Fund Shares                 1,252,958               156,908          3,068,130           (755,939)
-----------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements


Notes to Financial Statements

NOTE 1 --ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Income Funds, Inc. (the "Fund") is incorporated in Maryland and presently consists of four separate Funds: High Yield Fund, Select Income Fund, Short-Term Bond Fund and U.S. Government Securities Fund. The investment objectives of each Fund are: to seek a high level of current income for High Yield and Select Income Funds; to seek a high level of current income with minimum fluctuation in principal value while maintaining liquidity for Short-Term Bond Fund; and to seek a high level of current income by investing in debt obligations issued by the U.S. Government or its agencies for U.S. Government Securities Fund. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION --Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
        Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
        If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.
        Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Interest on payment-in-kind debt securities is accrued based on the yield to maturity at purchased date method. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
        Mortgage paydown gain/loss is treated as ordinary income for tax purposes and is included in interest income on the Statement of Operations.

        High Yield Fund invests primarily in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.
        High Yield Fund may have elements of risk due to concentrated investments in specific industries. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions.
        Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At August 31, 1998, Short-Term Bond Fund had $252,513, $17,095 and $19,676 in net capital loss carryovers which expire in the years 2002, 2003, 2004 and 2005, respectively.
        To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
        Net capital loss carryovers utilized in 1998 by the Short-Term Bond Fund amounted to $32,974.
        Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- All of the Fund's net investment income is distributed to shareholders by dividends declared daily and paid monthly. Income dividends are reinvested at the month-end net asset value. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, nontaxable dividends, net operating losses and expired capital loss carryforwards.
        For the year ended August 31, 1998, the effects of such differences were as follows:



                                                                               Accumulated
                                                          Accumulated        Undistributed
                                                        Undistributed    Net Realized Gain
                                                       Net Investment        on Investment               Paid-in
     Fund                                                      Income           Securities               Capital
----------------------------------------------------------------------------------------------------------------

     High Yield Fund                               $           18,665    $               0      $       (18,665)
     Select Income Fund                                        69,972             (10,098)             (859,874)
     Short-Term Bond Fund                                       (601)                  818                 (217)
     U.S. Government Securities Fund                            7,539                9,510              (17,049)

        Net investment income, net realized gains, paid-in capital and net assets were not affected.

F. EXPENSES -- Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.
        Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 --INVESTMENT  ADVISORY AND OTHER  AGREEMENTS.  INVESCO Funds Group,  Inc.
(IFG) serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:


                                                                                                 AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------------------
                                                                $0 to         $300 Million                  Over
                                                                 $300              to $500                  $500
Fund                                                          Million              Million               Million
--------------------------------------------------------------------------------------------------------------------
High Yield Fund                                                 0.50%                0.40%                 0.30%
Select Income Fund                                              0.55%                0.45%                 0.35%
Short-Term Bond Fund                                            0.50%                0.40%                 0.30%
U.S. Government Securities Fund                                 0.55%                0.45%                 0.35%

     In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company (ITC), a wholly owned subsidiary of IFG, investment decisions of each Fund were made by ITC. Fees for such sub-advisory services were paid by IFG. Effective February 4 , 1998, such responsibilities were transferred to IFG.
     A plan of distribution pursuant to Rule 12b-1 of the Act provided for compensation of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of annual average net assets. For the year ended August 31, 1998, High Yield, Select Income, Short-Term Bond and U.S. Government Securities Funds paid the Distributor $1,648,632, $920,502, $33,386 and $130,124, respectively, under the plan of distribution. Effective September 29, 1997, INVESCO Distributors, Inc. ("IDI"), a wholly owned subsidiary of IFG, replaced IFG as Distributor.
     IFG receives a transfer agent fee at an annual rate of $26.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
     In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
     IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Select Income, Short-Term Bond and U.S. Government Securities Funds.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended August 31, 1998, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Fund                                                                          Purchases                    Sales
-----------------------------------------------------------------------------------------------------------------
High Yield Fund                                                      $    2,017,314,073        $   1,801,600,155
Select Income Fund                                                          719,408,519              501,052,779
Short-Term Bond Fund                                                          4,506,613                5,373,114

     For the year ended August 31, 1998, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were as follows:

Fund                                                                          Purchases                    Sales
-----------------------------------------------------------------------------------------------------------------
Select Income Fund                                                    $      15,493,438        $      16,503,434
Short-Term Bond Fund                                                         19,597,516               10,285,957
U.S. Government Securities Fund                                             172,320,097              163,231,929

NOTE 4 -- APPRECIATION AND DEPRECIATION. At August 31, 1998, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:

                                                                                                             Net
                                                         Gross                   Gross              Appreciation
Fund                                              Appreciation            Depreciation            (Depreciation)
-----------------------------------------------------------------------------------------------------------------
High Yield Fund                              $       1,707,782       $      68,215,312         $     (66,507,530)
Select Income Fund                                   8,961,198               8,977,209                   (16,011)
Short-Term Bond Fund                                   118,652                  70,935                    47,717
U.S. Government Securities Fund                        710,588                       0                   710,588

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or IDI. The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan were based on an annual rate equal to 40% of the retainer fee at the time of retirement. As of July 1, 1998, benefits are based on an annual rate of 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.
     Pension expenses for the year ended August 31, 1998, included in Directors'
Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                              Unfunded
                                                       Pension                 Accrued                   Pension
Fund                                                  Expenses           Pension Costs                 Liability
-----------------------------------------------------------------------------------------------------------------
High Yield Fund                              $           8,706       $          16,868         $          39,640
Select Income Fund                                       5,254                   9,444                    23,784
Short-Term Bond Fund                                       222                     499                     1,140
U.S. Government Securities Fund                            974                   2,196                     5,120

NOTE 6 -- LINE OF CREDIT.  The Fund has  available a  Redemption  Line of Credit
Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective
Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At August
31, 1998, there were no such borrowings.




Financial Highlights --  High Yield Fund
(For a Fund Share Outstanding Throughout Each Period)



                                                                 Year Ended August 31
---------------------------------------------------------------------------------------------------------
                                               1998         1997         1996         1995         1994
PER SHARE DATA

Net Asset Value -- Beginning of Period       $ 7.45       $ 6.84       $ 6.73       $ 6.73       $ 7.32
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS

Net Investment Income                          0.64         0.62         0.63         0.66         0.62
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)             (0.29)        0.64         0.11         0.03        (0.59)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations               0.35         1.26         0.74         0.69         0.03
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income(a)        0.64         0.62         0.63         0.66         0.62
Distributions from Capital Gains               0.40         0.03         0.00         0.00         0.00
In Excess of Capital Gains                     0.00         0.00         0.00         0.03         0.00
---------------------------------------------------------------------------------------------------------
Total Distributions                            1.04         0.65         0.63         0.69         0.62
---------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period             $ 6.76       $ 7.45       $ 6.84       $ 6.73       $ 6.73
=========================================================================================================
TOTAL RETURN                                  4.44%       19.27%       11.38%       11.12%        0.37%

RATIOS
Net Assets -- End of Period ($000 Omitted) $641,394     $470,965     $375,201     $288,959     $243,773
Ratio of Expenses to Average Net Assets(b)    0.86%(c)     1.00%(c)     0.99%(c)     1.00%        0.97%
Ratio of Net Investment Income to
   Average Net Assets(b)                      8.72%        8.71%        9.13%       10.01%        8.70%
Portfolio Turnover Rate                        282%         129%         266%         201%         195%


(a)Distributions in excess of net investment income for the year ended August 31, 1996, aggregated less than $0.01 on a per share basis.

(b)Various expenses of the Fund were voluntarily absorbed by IFG for the years ended August 31, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.99%, 1.07% and 0.98%, respectively, and ratio of net investment income to average net assets would have been 9.13%, 9.94% and 8.69%, respectively.

(c)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.



Financial Highlights  (Continued) --Select Income Fund
   (For a Fund Share Outstanding Throughout Each Period)


                                                                 Year Ended August 31
---------------------------------------------------------------------------------------------------------
                                                1998         1997         1996         1995         1994
PER SHARE DATA

Net Asset Value -- Beginning of Period        $ 6.66       $ 6.35       $ 6.54       $ 6.18     $   6.80
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS

Net Investment Income                           0.43         0.45         0.47         0.47         0.47
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)               0.19         0.34        (0.17)        0.36        (0.43)

---------------------------------------------------------------------------------------------------------
Total from Investment Operations                0.62         0.79         0.30         0.83         0.04
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

Dividends from Net Investment Income            0.43         0.45         0.46         0.47         0.47
In Excess of Net Investment Income(a)           0.00         0.00         0.01         0.00         0.00
Distributions from Capital Gains                0.17         0.03         0.02         0.00         0.09
In Excess of Capital Gains                      0.00         0.00         0.00         0.00         0.10
---------------------------------------------------------------------------------------------------------
Total Distributions                             0.60         0.48         0.49         0.47         0.66
---------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period              $ 6.68       $ 6.66       $ 6.35       $ 6.54       $ 6.18
=========================================================================================================

TOTAL RETURN                                  9.58%       12.89%         4.78%       14.01%        0.47%

RATIOS
Net Assets -- End of Period ($000 Omitted) $502,624     $287,618      $258,093     $216,597     $138,337
Ratio of Expenses to Average Net Assets(b)    1.06%(c)     1.03%(c)      1.01%(c)     1.00%        1.11%
Ratio of Net Investment Income to
   Average Net Assets(b)                      6.36%        6.98%         7.14%        7.38%        7.22%
Portfolio Turnover Rate                        140%         263%          210%         181%         135%


(a)Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

(b)Various expenses of the Fund were voluntarily absorbed by IFG for the years ended August 31, 1998, 1997, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.10%, 1.21%, 1.16%, 1.22% and 1.15%, respectively, and ratio of net investment income to average net assets would have been 6.32%, 6.80%, 6.99%, 7.16% and 7.18%, respectively.

(c)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.


Financial Highlights (Continued) -- Short-Term Bond Fund
   (For a Fund Share Outstanding Throughout Each Period)

                                                                                                   Period
                                                                                                    Ended
                                                          Year Ended August 31                  August 31
----------------------------------------------------------------------------------------------------------
                                               1998         1997         1996         1995        1994(a)
PER SHARE DATA

Net Asset Value -- Beginning of Period        $ 9.51       $ 9.41       $ 9.54       $ 9.46      $ 10.00
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS

Net Investment Income                           0.55         0.50         0.56         0.57         0.47
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)               0.08         0.15        (0.13)        0.08        (0.54)

----------------------------------------------------------------------------------------------------------
Total from Investment Operations                0.63         0.65         0.43         0.65        (0.07)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

Dividends from Net Investment Income(b)         0.55         0.55         0.56         0.57         0.47
----------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period              $ 9.59       $ 9.51       $ 9.41       $ 9.54       $ 9.46
==========================================================================================================

TOTAL RETURN                                  6.76%        7.08%         4.63%        7.16%      (0.72%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)  $24,467      $12,344       $10,735       $8,979       $7,878
Ratio of Expenses to Average Net Assets(d)    0.88%(e)     0.83%(e)      0.80%(e)     0.46%        0.46%(f)
Ratio of Net Investment Income to
   Average Net Assets(d)                      5.74%        5.82%         5.85%        6.05%        5.50%(f)
Portfolio Turnover Rate                        135%         331%          103%          68%         169%(c)


(a) From September 30, 1993, commencement of investment operations, to August 31, 1994.

b) Distributions in excess of net investment income for the years ended August 31, 1996 and 1995, aggregated less than $0.01 on a per share basis.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended August 31, 1998, 1997, 1996, 1995 and for the period ended August 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.86%, 1.84%, 2.17%, 2.09% and 2.04%, respectively, and ratio of net investment income to average net assets would have been 4.76%, 4.81%, 4.48%, 4.42% and 3.92%, respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(f)  Annualized


Financial Highlights (Continued) -- U.S. Government Securities Fund
(For a Fund Share Outstanding Throughout Each Period)


                                                                 Year Ended August 31
---------------------------------------------------------------------------------------------------------
                                               1998         1997         1996         1995         1994
PER SHARE DATA

Net Asset Value -- Beginning of Period        $ 7.49       $ 7.15       $ 7.49       $ 7.10    $   8.19
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS

Net Investment Income                           0.40         0.43         0.44         0.45         0.41
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)               0.67         0.34        (0.34)        0.39        (0.93)

---------------------------------------------------------------------------------------------------------
Total from Investment Operations                1.07         0.77         0.10         0.84        (0.52)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

Dividends from Net Investment Income            0.40         0.43         0.43         0.45         0.41
In Excess of Net Investment Income (a)          0.00         0.00         0.01         0.00         0.00
Distributions from Capital Gains                0.17         0.00         0.00         0.00         0.16
---------------------------------------------------------------------------------------------------------
Total Distributions                             0.57         0.43         0.44         0.45         0.57
---------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period              $ 7.99       $ 7.49       $ 7.15       $ 7.49       $ 7.10
=========================================================================================================

TOTAL RETURN                                  14.75%       11.01%        1.31%       12.37%       (6.53%)

RATIOS
Net Assets -- End of Period ($000 Omitted)   $79,485      $51,581      $54,614      $38,087      $36,740
Ratio of Expenses to Average Net Assets(b)     1.01%(c)     1.01%(c)     1.02%(c)     1.00%        1.32%
Ratio of Net Investment Income to
   Average Net Assets(b)                       5.22%        5.78%        5.76%        6.24%        5.46%
Portfolio Turnover Rate                         323%         139%         212%          99%          95%


(a)Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

(b)Various expenses of the Fund were voluntarily absorbed by IFG for the years ended August 31, 1998, 1997, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.41%, 1.32%, 1.48%, 1.51% and 1.42%, respectively, and ratio of net investment income to average net assets would have been 4.82%, 5.47%, 5.30%, 5.73% and 5.36%, respectively.

(c)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

Report of Independent Accountants

To the Board of Directors and Shareholders of INVESCO Income Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Fund, Select Income Fund, Short-Term Bond Fund and U.S. Government Securities Fund (constituting INVESCO Income Funds, Inc., hereafter referred to as the "Fund") at August 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Denver, Colorado
October 2, 1998

EasiVest makes it easy to pay yourself first.

         It seems that for most of us the hardest part of investing at regular intervals comes down to simply writing the check, finding the stamp, and putting it in the mail. But with INVESCO's EasiVest it's so easy that we'll do almost all the work for you.

         After you fill out the authorization and return it with a voided check, the exact dollar amount you specify will be electronically transferred from your bank account to your designated fund on the same day each month.

Using EasiVest is one of the few time when you'll find the easy way may also be one of the best.

         For years smart investors have used an investment strategy known as dollar-cost averaging. It only makes sense that when prices are high an investor will want to buy fewer shares, and when prices are low he will want to buy more. By investing a fixed amount at regular intervals with INVESCO's EasiVest, you can take advantage of these market fluctuations.

         Over a sufficient period of time, dollar-cost averaging may make the average price you pay per share less than the actual average price per share. So follow the lead of successful investors and take advantage of dollar-cost averaging with INVESCO's EasiVest.

         Like other investment systems, periodic investment plans to not insure a profit, nor do they protect against loss in a falling market. Since these plans involve continuous investment in securities regardless of fluctuating price levels in the market, you should consider your financial ability to continue purchases through low price levels. Finally, be aware that you will incur a loss under the plan if you decide to liquidate your account when the market value of accumulated shares is less than their cost.

         Just follow these simple authorization instructions and let INVESCO's EasiVest help you build for your future.

                  1. Call your bank for their ABA and account numbers. Then complete the EasiVest authorization and sign it the same way you would your personal checks.

                  2. Enclose an unsigned, personal check or savings deposit slip marked "Void."

                  3. Place a voided check or savings deposit slip and signed authorization form in an envelope; then mail it to us.

         It's that easy to start building your mutual fund portfolio. And you can take advantage of INVESCO's EasiVest with as little as $50 a month.

Questions?  Call us at 1-800-525-8085.
Start building for your future today.

EASIVEST AUTHORIZATION FOR AUTOMATIC INVESTMENTS

         Before returning this Authorization, please be sure to contact your bank for the correct ABA number and account number.

I authorize INVESCO Funds Group to transfer money from my checking or savings account on or about the 7th or 21st (check one) day of each month for the amounts and funds indicated below:

Fund------------------------------------- Acct.#--------------------------------

$------------------------ ($50 minimum)            ----7th  ----1st

--------------------------------------------------------------------------------
Bank Name
--------------------------------------------------------------------------------
Bank Street Address
--------------------------------------------------------------------------------
City, State, Zip
                                         (         )
----------------------------------       ---------------------------------------
ABA Number (available from your bank)    Bank Phone Number
---------------------------------------  This is a ---Checking Account
                                                   ---Savings Account
Bank Account Number
--------------------------------------------------------------------------------
Owner's Name (First, Middle Initial, Last)
--------------------------------------------------------------------------------
Joint Owner's Name (First, Middle Initial, Last)
--------------------------------------------------------------------------------
Owner Street Address
--------------------------------------------------------------------------------
City, State, Zip
--------------------------------------------------------------------------------
Signature                                                  Date
--------------------------------------------------------------------------------
Signature                                                  Date
--------------------------------------------------------------------------------
Daytime Telephone Number                               Evening Telephone Number

Don't forget to attach a voided check or deposit slip.

This authority is to remain in effect until I revoke it in writing and, until INVESCO receives such notification, I agree INVESCO will be fully protected in honoring any such electronic debit. I further agree that if any such electronic debit is not honored, whether with cause or without cause and whether intentionally or unintentionally, INVESCO will not be liable whatsoever. This authorization will become a part of the fund application subject to the terms, representations and conditions thereof.

Like other investment systems, period investment plans do not insure a profit, nor do they protect against loss in a falling market. Since these plans involve continuous investment in securities regardless of fluctuating price levels in the market, you should consider your financial ability to continue purchases through low price levels. Finally, be aware that you will incur a loss under the plan if you decide to liquidate your account when the market value of accumulated shares is less than their cost.

INVESCO

INVESCO Distributors, Inc.,(SM)
Distributor
Post Office Box 173706
Denver, CO 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

This information must be
preceded or accompanied
by a current prospectus.